UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010 (February 1, 2010)

MOBILE MINI, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101, Tempe, Arizona	85283
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 894-6311
Former name or former address, if changed since last report: Not Applicable

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of a management structure re-alignment, on February 1, 2010, Mobile Mini, Inc. (the “Company”) eliminated the Senior Vice President – West position held by Russ Lemley and Mr. Lemley’s employment in that position was terminated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILE MINI, INC.
By:	/s/ Mark E. Funk
Mark E. Funk
Executive Vice President and Chief Financial Officer

Dated: February 3, 2010